                                                                   EXHIBIT 32.02

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, in his capacity as Chief Executive Officer of Flextronics International Ltd. (the "Company"), does hereby certify, pursuant to 18 U.S.C
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         - the Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2003, as filed with the Securities and Exchange Commission on August 11, 2003 (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         - the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date: August 11, 2003                             /s/ Robert R.B. Dykes
                                                  --------------------------
                                                  Robert R.B. Dykes
                                                  President, Systems Group and
                                                  Chief Financial Officer
                                                  Flextronics International Ltd.

A signed original of this written statement required by Section 906 has been provided to Flextronics International Ltd. and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request.